                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   9
Statement of Operations..........................  10
Statement of Changes in Net Assets...............  11
Financial Highlights.............................  12
Notes to Financial Statements....................  14
Report of Independent Accountants................  19
Dividend Reinvestment Plan.......................  20

VIG ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained                        [PHOTO]
momentum, causing the bond market to
sell off. But by the second half of the
year, the pattern reversed. Growth        DENNIS J. MCDONNELL AND DON G. POWELL
slowed and bonds recovered much of
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW

    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [PIE CHART]

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS OF OCTOBER 31, 1996

NON-RATED       11.0%
BB               8.5%
BBB             24.5%
A                8.2%
AA               2.9%
AAA             44.9%

BASED UPON CREDIT QUALITY RATINGS ISSUED BY STANDARD & POOR'S. FOR SECURITIES NOT RATED BY STANDARD & POOR'S, THE MOODY'S RATING IS USED.


PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 7.09 percent(3), based on the closing stock price of $11.00 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 11.08 percent(4) on a taxable investment.
    The Trust's one-year total return was 11.02 percent(1), including reinvestment of all dividends, reflecting a 3.5 percent increase in market price for the period ended October 31, 1996.

               Top Five Portfolio Holdings by Industry as of October
               31, 1996
                    Health Care....................... 25.4%
                    Single-Family Housing............. 14.4%
                    Industrial Revenue................. 9.0%
                    Other Care......................... 7.1%
                    Public Building.................... 7.0%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,


    [SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


     [SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VIG)

 COMMON SHARE TOTAL RETURNS


One-year total return based on market price(1)............       11.02%
One-year total return based on NAV(2).....................        4.83%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................        7.09%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................       11.08%

 SHARE VALUATIONS

Net asset value...........................................     $ 10.47
Closing common stock price................................     $11.000
One-year high common stock price (02/01/96)...............     $12.000
One-year low common stock price (06/10/96)................     $10.250
Preferred share rate(5)...................................        3.42%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

    Par
   Amount
   (000)                      Description                    Coupon    Maturity   Market Value
  ---------------------------------------------------------------------------------------------
             MUNICIPAL BONDS
             ARKANSAS  1.7%
  $ 1,000    Dogwood Addition PRD Muni Ppty Owners Multi-Purp
             Impt Dist No 8 AR Impt Ser A....................  7.500%    01/31/06  $   960,000
    1,000    Dogwood Addition PRD Muni Ppty Owners Multi-Purp
             Impt Dist No 8 AR Impt Ser B....................  7.500     01/31/06      300,000
                                                                                   -----------
                                                                                     1,260,000
                                                                                   -----------
             CALIFORNIA  4.6%
    2,000    California St Pub Wks Lease CA St Univ Proj Ser
             A Rfdg (AMBAC Insd).............................  5.375     10/01/17    1,948,460
    4,490    Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
             (MBIA Insd).....................................      *     09/01/17    1,297,071
      225    Foothill/Eastern Tran Corridor Agy CA Toll Rd
             Rev.............................................      *     01/01/13      141,170
      650    Foothill/Eastern Tran Corridor Agy CA Toll Rd
             Rev Sr Lien Ser A...............................      *     01/01/28       89,336
                                                                                   -----------
                                                                                     3,476,037
                                                                                   -----------
             COLORADO  10.1%
   10,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
             E-470 Proj Ser C................................      *     08/31/26    1,176,600
    2,800    Denver, CO City & Cnty Arpt Rev Ser A...........  8.500     11/15/23    3,209,612
      220    Jefferson Cnty, CO Residential Mtg Rev.......... 11.500     09/01/11      356,514
      100    Jefferson Cnty, CO Residential Mtg Rev..........  9.000     09/01/12      138,440
      145    Jefferson Cnty, CO Residential Mtg Rev
             (Prerefunded @ 09/01/03)........................ 11.500     09/01/11      201,988
      160    Jefferson Cnty, CO Residential Mtg Rev
             (Prerefunded @ 09/01/04)........................ 11.500     09/01/11      229,221
      180    Jefferson Cnty, CO Residential Mtg Rev
             (Prerefunded @ 09/01/05)........................ 11.500     09/01/11      264,247
      205    Jefferson Cnty, CO Residential Mtg Rev
             (Prerefunded @ 09/01/06)........................ 11.500     09/01/11      307,588
      235    Jefferson Cnty, CO Residential Mtg Rev
             (Prerefunded @ 09/01/07)........................ 11.500     09/01/11      359,094
      265    Jefferson Cnty, CO Residential Mtg Rev
             (Prerefunded @ 09/01/08)........................ 11.500     09/01/11      411,280
      300    Jefferson Cnty, CO Residential Mtg Rev
             (Prerefunded @ 09/01/09)........................ 11.500     09/01/11      472,491
      340    Jefferson Cnty, CO Residential Mtg Rev
             (Prerefunded @ 09/01/10)........................ 11.500     09/01/11      543,640
                                                                                   -----------
                                                                                     7,670,715
                                                                                   -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------


         Par
        Amount
        (000)                      Description                    Coupon    Maturity   Market Value
      ---------------------------------------------------------------------------------------------
                 FLORIDA  7.7%
      $ 9,805     Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
                 Rfdg (AMBAC Insd)...............................      *     10/01/25  $ 1,638,121
        2,000    Florida Hsg Fin Agy Hsg Bradley Park Apts
                 Proj (d)........................................  9.750%    12/01/19      407,800
        1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
                 Genl Hosp Ser A (Prerefunded @ 06/01/99)........  8.750     06/01/16    1,121,270
        1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Orlando
                 Genl Hosp Ser B (Prerefunded @ 06/01/99)........  8.750     06/01/16    1,121,270
        2,300    Sun N Lake of Sebring, FL Impt Dist Spl Assmt
                 Ser A (d)....................................... 10.000     12/15/11    1,581,243
                                                                                       -----------
                                                                                         5,869,704
                                                                                       -----------
                 ILLINOIS  22.9%
        1,000    Alton, IL Hlth Fac Rev & Impt Christian Hlth Ser
                 C Rfdg (Prerefunded @ 02/15/01) (FGIC Insd).....  7.200     02/15/21    1,119,220
        2,500    Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent
                 Proj (Prerefunded @ 09/01/99)...................  8.375     09/01/14    2,780,050
        6,515    Aurora, IL Single Family Mtg Rev Cap Apprec
                 (AMBAC Insd)....................................      *     12/01/22      843,627
        2,700    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
                 Airls Inc Ser B.................................  8.950     05/01/18    3,081,429
        1,500    Chicago, IL Single Family Mtg (GNMA
                 Collateralized).................................  7.625     09/01/27    1,668,120
          510    Cook Cnty, IL Sch Dist No 107 La Grange.........  7.150     12/01/08      591,192
          575    Cook Cnty, IL Sch Dist No 107 La Grange.........  7.200     12/01/09      668,466
          625    Cook Cnty, IL Sch Dist No 107 La Grange.........  7.000     12/01/10      716,025
          500    Hodgkins, IL Tax Increment Rev Ser A Rfdg.......  7.625     12/01/13      512,730
          920    Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
                 D...............................................  9.500     11/15/15    1,049,784
          745    Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser
                 D (Prerefunded @ 11/15/00)......................  9.500     11/15/15      893,598
          500    Illinois Hlth Fac Auth Rev Lutheran Social Svcs
                 Proj Ser A (Prerefunded @ 08/01/00).............  7.650     08/01/20      558,980
        1,910    Illinois Hsg Dev Auth Residential Mtg Rev Ser
                 B...............................................  7.250     08/01/17    2,021,143
          250    Lake Cnty, IL Cmnty Unit........................  7.600     02/01/14      293,123
          500    Robbins, IL Res Recovery Rev....................  8.375     10/15/16      512,500
                                                                                       -----------
                                                                                        17,309,987
                                                                                       -----------
                 INDIANA  2.9%
        2,000    Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
                 & Hlth Cent Ser A Rfdg (Prerefunded @
                 08/15/98).......................................  8.750     02/15/13    2,188,380
                                                                                       -----------
                 LOUISIANA  2.3%
        1,500    Ouachita Parish, LA Hosp Svcs Dist No 1 Rev
                 Glenwood Regl Med Cent (Prerefunded @
                 07/01/01).......................................  7.500     07/01/21    1,712,100
                                                                                       -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------


       Par
      Amount
      (000)                      Description                    Coupon    Maturity   Market Value
      -------------------------------------------------------------------------------------------
               MARYLAND  4.5%
     $ 2,800   Baltimore, MD Cap Apprec Cons Pub Impt Ser (FGIC
               Insd)...........................................      *     10/15/08  $ 1,498,924
      1,845    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
               Single Family Ser 4 (FHA Gtd)...................  7.450%    04/01/32    1,937,601
                                                                                     -----------
                                                                                       3,436,525
                                                                                     -----------
               MASSACHUSETTS  0.5%
        395    Massachusetts St Hsg Fin Agy Multi-Family
               Residential Dev Ser A (FNMA Collateralized).....  8.150     02/01/29      420,497
                                                                                     -----------
               MICHIGAN  1.3%
        835    Michigan St Hosp Fin Auth Rev Battle Creek Hosp
               Ser H...........................................  9.500     11/15/15      994,702
                                                                                     -----------
               MONTANA  4.3%
      2,900    Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr & Lt
               Ser B Rfdg (AMBAC Insd) (c).....................  7.250     08/01/21    3,226,888
                                                                                     -----------
               NEVADA  2.1%
      1,500    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
               (FGIC Insd).....................................  6.700     06/01/22    1,602,735
                                                                                     -----------
               NEW HAMPSHIRE  4.2%
      2,500    New Hampshire Higher Edl & Hlth Fac Auth Rev
               Hosp Catholic Med Cent Rfdg.....................  8.250     07/01/13    2,683,450
        500    New Hampshire St Indl Dev Auth Rev Pollutn Ctl
               Pub Svcs Co NH Proj C...........................  7.650     05/01/21      513,835
                                                                                     -----------
                                                                                       3,197,285
                                                                                     -----------
               NEW JERSEY  1.0%
        700    New Jersey Hlth Care Fac Fin Auth Rev Palisades
               Med Cent........................................  7.500     07/01/06      725,214
                                                                                     -----------
               NEW YORK  8.5%
      1,260    New York City Muni Wtr Fin Auth Ser A
               (Prerefunded @ 06/15/01) (AMBAC Insd)...........  6.750     06/15/06    1,390,901
      1,240    New York City Muni Wtr Fin Auth Wtr & Swr Sys
               Rev (AMBAC Insd)................................  6.750     06/15/06    1,337,551
      1,000    New York St Med Care Fac Fin Agy Rev
               Presbyterian Hosp Ser A Rfdg (MBIA Insd)........  5.375     02/15/25      952,500
      2,000    New York St Urban Dev Corp Rev Correctional Fac
               Ser A Rfdg (AMBAC Insd).........................  5.000     01/01/17    1,854,780
      1,000    Niagara Falls, NY Brdg Comm Toll Rev Ser B Rfdg
               (FGIC Insd).....................................  5.250     10/01/21      937,310
                                                                                     -----------
                                                                                       6,473,042
                                                                                     -----------
               NORTH CAROLINA  2.5%
      2,000    Charlotte, NC Ctfs Partn Convention Fac Proj Ser
               C Rfdg (AMBAC Insd).............................  5.250     12/01/20    1,896,580
                                                                                     -----------
               OHIO  0.7%
        500    Ohio St Solid Waste Rev Rep Engineered Steels
               Proj............................................  8.250     10/01/14      512,235
                                                                                     -----------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------


      Par
     Amount
     (000)                      Description                    Coupon    Maturity   Market Value
     -------------------------------------------------------------------------------------------
              PENNSYLVANIA  3.3%
    $1,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
              Collateral Toledo Edison Co Proj Rfdg...........  7.625%    05/01/20  $ 1,073,630
       500    Pennsylvania Econ Dev Fin Auth Recycling Rev
              Ponderosa Fibres Proj Ser A.....................  9.250     01/01/22      468,190
     1,000    Ridley Park, PA Hosp Auth Rev Ser 1993A.........  6.000     12/01/13      959,740
                                                                                    -----------
                                                                                      2,501,560
                                                                                    -----------
              TENNESSEE  3.1%
     2,170    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev Open
              Arms Dev Cent Ser E.............................  9.750     08/01/19    2,335,137
                                                                                    -----------
              TEXAS  6.3%
     1,000    Alliance Arpt Auth Inc TX Spl Fac Rev American
              Airls Inc ......................................  7.000     12/01/11    1,100,050
     2,580    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
              Retardation Rfdg (Cap Guar Insd)................  5.500     09/01/13    2,553,271
     1,000    West Side Calhoun Cnty, TX Navig Dist Solid
              Waste Disp Union Carbide Chem & Plastics........  8.200     03/15/21    1,119,970
                                                                                    -----------
                                                                                      4,773,291
                                                                                    -----------
              UTAH  3.9%
     3,000    Intermountain Pwr Agy UT Pwr Supply Rev Ser B
              Rfdg (MBIA Insd) (b)............................  5.750     07/01/19    2,930,340
                                                                                    -----------
              WISCONSIN  1.5%
       965    Wisconsin St Hlth & Edl Fac Auth Rev Chippewa
              Vly Hosp Ser F Rfdg.............................  9.500     11/15/12    1,110,339
                                                                                    -----------
              WYOMING  1.4%
     1,000    Laramie Cnty, WY Indl Dev Rev Cheyenne Lt, Fuel
              & Pwr Co Ser A (AMBAC Insd).....................  7.250     09/01/21    1,045,520
                                                                                    -----------
     TOTAL LONG-TERM INVESTMENTS  101.3%
       (Cost $74,636,548) (a).....................................................   76,668,813

     LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%)................................     (986,216)
                                                                                    -----------
     NET ASSETS  100.0%...........................................................  $75,682,597
                                                                                    ===========
*Zero coupon bond

(a) At October 31, 1996, for federal income tax purposes cost is $74,728,451; the aggregate gross unrealized appreciation is $5,665,900 and the aggregate gross unrealized depreciation is $3,725,538, resulting in net unrealized appreciation of $1,940,362.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(d) Non-Income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $74,636,548) (Note 1).................  $76,668,813
Cash.....................................................................      450,421
Receivables:
  Interest...............................................................    1,901,375
  Securities Sold........................................................       70,000
Other....................................................................        8,301
                                                                           -----------
      Total Assets.......................................................   79,098,910
                                                                           -----------
LIABILITIES:
Payables:
  Securities Purchased...................................................    2,850,000
  Income Distributions--Common and Preferred Shares......................      368,413
  Investment Advisory Fee (Note 2).......................................       38,559
  Affiliates (Note 2)....................................................        5,315
Accrued Expenses.........................................................      101,973
Deferred Compensation and Retirement Plans (Note 2)......................       52,053
                                                                           -----------
      Total Liabilities..................................................    3,416,313
                                                                           -----------
NET ASSETS...............................................................  $75,682,597
                                                                           ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 250 issued with liquidation preference of $100,000 per share) (Note 5).....  $25,000,000
                                                                           -----------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  4,839,000 shares issued and outstanding)...............................       48,390
Paid in Surplus..........................................................   52,700,019
Net Unrealized Appreciation on Securities................................    2,032,265
Accumulated Distributions in Excess of Net Investment Income (Note 1)....   (1,253,946)
Accumulated Net Realized Loss on Securities..............................   (2,844,131)
                                                                           -----------
      Net Assets Applicable to Common Shares.............................   50,682,597
                                                                           -----------
NET ASSETS...............................................................  $75,682,597
                                                                           ===========
NET ASSET VALUE PER COMMON SHARE ($50,682,597 divided
  by 4,839,000 shares outstanding).......................................  $     10.47
                                                                           ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................................  $ 5,039,415
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2).........................................      458,065
Preferred Share Maintenance (Note 5).....................................       82,208
Audit....................................................................       44,286
Custody..................................................................       43,699
Shareholder Services (Note 2)............................................       40,184
Trustees Fees and Expenses (Note 2)......................................       23,834
Legal (Note 2)...........................................................       14,640
Other....................................................................       66,774
                                                                           -----------
    Total Expenses.......................................................      773,690
                                                                           -----------
NET INVESTMENT INCOME....................................................  $ 4,265,725
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments (Including reorganization and restructuring costs of
    $96,640).............................................................  $ 1,293,786
  Options................................................................     (208,143)
  Futures................................................................     (503,714)
                                                                           -----------
Net Realized Gain on Securities..........................................      581,929
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period................................................    3,555,116
  End of the Period:
    Investments..........................................................    2,032,265
                                                                           -----------
Net Unrealized Depreciation on Securities During the Period..............   (1,522,851)
                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES...........................  $  (940,922)
                                                                           -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...............................  $ 3,324,803
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Year Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                        Year Ended         Year Ended
                                                     October 31, 1996   October 31, 1995
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................     $ 4,265,725       $ 4,244,004
Net Realized Gain/Loss on Securities...............         581,929        (1,891,568)
Net Unrealized Appreciation/Depreciation
  on Securities During the Period..................      (1,522,851)        3,856,765
                                                        -----------       -----------
Change in Net Assets from Operations...............       3,324,803         6,209,201
                                                        -----------       -----------
Distributions from Net Investment Income:
  Common Shares....................................      (3,360,123)       (3,256,358)
  Preferred Shares.................................        (905,602)         (987,646)
                                                        -----------       -----------
                                                        (4,265,725)        (4,244,004)
Distributions in Excess of Net Investment
  Income--Common Shares (Note 1)...................        (413,869)         (735,484)
                                                        -----------       -----------
Total Distributions................................      (4,679,594)       (4,979,488)
                                                        -----------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      (1,354,791)        1,229,713
NET ASSETS:
Beginning of the Period............................      77,037,388        75,807,675
                                                        -----------       -----------
End of the Period (Including undistributed net
  investment income of $(1,253,946) and $(840,077),
  respectively)....................................     $75,682,597       $77,037,388
                                                        ===========       ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              -------------------------------------------
                                               1996              1995              1994
-----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)...............  $10.754           $10.500           $12.094
                                              -------           -------           -------
  Net Investment Income.....................     .882              .877              .958
  Net Realized and Unrealized Gain/Loss on
    Securities..............................    (.195)             .406            (1.480)
                                              -------           -------           -------
Total from Investment Operations............     .687             1.283             (.522)
                                              -------           -------           -------
Less:
  Distributions from and in Excess of Net
    Investment Income (Note 1):
    Paid to Common Shareholders.............     .780              .825              .930
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........     .187              .204              .142
                                              -------           -------           -------
Total Distributions.........................     .967             1.029             1.072
                                              -------           -------           -------
Net Asset Value,
  End of the Period.........................  $10.474           $10.754           $10.500
                                              =======           =======           =======
Market Price Per Share at End of
  the Period................................  $11.000           $10.625           $11.125
Total Investment Return at
  Market Price (b)..........................   11.02%             2.88%           (13.59%)
Total Return at Net Asset Value (c).........    4.83%            10.59%            (5.77%)
Net Assets at End of the Period
  (In millions).............................    $75.7             $77.0             $75.8
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares...............    1.51%             1.52%             1.47%
Ratio of Expenses to Average Net Assets.....    1.01%             1.02%             1.01%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).......................................    6.55%             6.31%             7.20%
Portfolio Turnover..........................      39%               50%               30%

(a) Net asset value at November 30, 1989, is adjusted for common and preferred share offering costs of $.259 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A=Not Applicable

 *  Non-Annualized

-------------------------------------------------------

                                     November 30, 1989
                                       (Commencement
      Year Ended October 31            of Investment
---------------------------------      Operations) to
   1993        1992        1991       October 31, 1990
-------------------------------------------------------

  $11.151     $11.502     $10.832      $  10.901
  -------     -------     -------        -------
    1.090       1.090       1.153          1.001

     .917       (.348)       .647          (.115)
  -------     -------     -------        -------
    2.007        .742       1.800           .886
  -------     -------     -------        -------



     .930        .925        .886           .725

     .134        .168        .244           .230
  -------     -------     -------        -------
    1.064       1.093       1.130           .955
  -------     -------     -------        -------

  $12.094     $11.151     $11.502      $  10.832
  =======     =======     =======        =======

  $13.875     $11.750     $12.250      $  10.500

   26.46%       3.10%      25.65%           .21%*
   17.40%       5.04%      14.87%          3.70%*

    $83.5       $79.0       $80.7          $77.4

    1.35%       1.52%       1.53%          1.41%
     .94%       1.05%       1.05%            N/A


    8.14%       8.01%       8.12%          7.75%
       7%         21%         52%           134%*

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Investment Grade Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Trust owns over 90% of the original bond issue. At October 31, 1996, approximately 7.1% of the Trust's net assets consisted of such securities. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1996
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward of $2,752,228, which will expire between October 31, 1998 and October 31, 2003. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

    For the year ended October 31, 1996, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $26,300 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, legal and certain shareholder services to the Trust.

                                October 31, 1996
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,504,676 and $28,651,137, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1996
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                   Contracts    Premium
------------------------------------------------------------------------
Outstanding at October 31, 1995..................       50     $  39,441
Options Written and Purchased (Net)..............      600      (318,768)
Options Terminated in Closing Transactions
  (Net)..........................................     (170)       45,240
Options Expired (Net)............................     (430)      197,004
Options Exercised (Net)..........................      (50)       37,083
                                                    ------     ---------
Outstanding at October 31, 1996..................      -0-     $     -0-
                                                    ------     ---------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

    Transactions in futures contracts for the year ended October 31, 1996, were as follows:

                                                            Contracts
---------------------------------------------------------------------
Outstanding at October 31, 1995...........................      150
Futures Opened............................................      275
Futures Closed............................................     (425)
                                                             ------
Outstanding at October 31, 1996...........................      -0-
                                                             ------

                                October 31, 1996
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on October 31, 1996 was 3.42%. During the year ended October 31, 1996, the rates ranged from 3.420% to 3.905%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Investment Grade Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Investment Grade Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Investment Grade Municipal Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") for Common Shareholders pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COST OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:


                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

          VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of Don G. Powell as elected trustee by the common shareholders of the Trust, 3,081,962 shares voted in his favor, 55,781 withheld. With regard to the election of Hugo F. Sonnenschein as elected trustee by the common shareholders of the Trust, 3,081,930 shares voted in his favor, 55,812 withheld. With regard to the election of Theodore A. Myers as elected trustee by the preferred shareholders of the Trust, 197 shares voted in his favor, 0 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 3,090,823 voted in favor, 10,699 voted against and 36,418 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 3,818,699 shares voted for the proposal, 92,752 voted against and 153,550 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 2,231,419 shares voted for the proposal, 166,805 voted against and 182,420 abstained.